EXHIBIT 13.1

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of MATERIALISE NV (the “Company”) on Form 20-F for the fiscal year ended December 31, 2024, as filed with the U.S. Securities and Exchange Commission on the date hereof (the “Report”), I, Brigitte de Vet - Veithen, certify, pursuant to 18 U.S.C. section 1350, as adopted pursuant to section 906 of the U.S. Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(i)	the Report fully complies with the requirements of section 13(a) or 15(d) of the U.S. Securities Exchange Act of 1934, as amended; and

(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: April 22, 2025

By:	/s/ Brigitte de Vet – Veithen
Brigitte de Vet – Veithen
De Vet Management BV
Chief Executive Officer